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                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.   20549

                         ________________________


                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 24, 1996 (May 24,
1996)
                                               ____________________________

                           NEW PLAN REALTY TRUST
___________________________________________________________________________
            (Exact Name of Registrant as Specified in Charter)


       Massachusetts              0-7532               13-1995781
___________________________________________________________________________
(State or Other Jurisdiction    (Commission           (IRS Employer
     of Incorporation)         File Number)        Identification No.)



  1120 Avenue of the Americas, New York, New York            10036
___________________________________________________________________________
   (Address of Principal Executive Offices)                (Zip Code)


   Registrant's telephone number, including area code   (212) 869-3000
                                                      _____________________


___________________________________________________________________________
       (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

     (a) On May 24, 1996, New Plan Realty Trust, a Massachusetts business trust (the "Company"), entered into a Distribution Agreement (the "Distribution Agreement") with Lehman Brothers, Lehman Brothers Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Smith Barney Inc. (collectively, the "Agents"), providing for the offer and sale from time to time of up to an aggregate initial offering price of U.S. $163,000,000 (or the equivalent thereof at the time of original issuance in one or more foreign currencies or composite currencies) of the Company's Medium-Term Notes Due Nine Months or More from Date of Issue (the "Notes"), to or through the Agents. The Notes were registered as part of the Company's Registration Statement on Form S-3 (No. 33-61383), which was declared effective by the Securities and Exchange Commission on September 13, 1995. The Notes are to be issued under the Senior Securities Indenture by and between the Company and State Street Bank and Trust Company (as successor to The First National Bank of Boston), as trustee, dated as of March 29, 1995, as amended, supplemented or modified from time to time.

     (b) On March 12, 1996, the Company filed an Amended and Restated Declaration of Trust with the Secretary of the Commonwealth of Massachusetts. The Amended and Restated Declaration of Trust is a compilation of Amendment #4 to the Declaration of Trust dated December 6, 1972 (amending the original Declaration of Trust in its entirety) and Amendments #5 through #11 thereto.

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          None

     (b)  Pro Forma Financial Information.

          None

     (c)  Exhibits.

          1.        Distribution Agreement.

          99.1      Fixed Rate Medium-Term Note.

          99.2      Floating Rate Medium-Term Note.

          99.3      Amended and Restated Declaration of Trust.
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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 24, 1996
                                   NEW PLAN REALTY TRUST


                                   By: /s/ Michael I. Brown
                                       ______________________________
                                       Michael I. Brown
                                       Chief Financial Officer
                                        and Controller